Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, William C. Dow, hereby certify pursuant to 18 U.S.C. (S) 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge:

(i)            The accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)           The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Aksys, Ltd.

Dated: August 14, 2003

	By:	/s/ William C. Dow

William C. Dow
President and Chief Executive
Officer

A signed original of this written statement required by Section 906 has been provided to Aksys, Ltd. and will be retained by Aksys, Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.